Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Second Quarter Ended June 26, 2022

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

Second Quarter 2022 Financial Review

Main Indicators ($MM)	Q2 2022	Q2 2021
Net Revenue	4,631.6	3,637.7
Gross Profit	676.8	380.2
SG&A	163.9	503.4
Operating Income (loss)	512.9	(123.1)
Net Interest	37.1	49.8
Net Income (loss)	362.0	(166.5)
Earnings (Loss) Per Share (EPS)	1.50	(0.68)
Adjusted EBITDA*	623.3	371.6
*Adjusted EBITDA Margin**	*13.5%*	*10.2%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP.

- U.S.: Cutout significantly higher than prior year; Continued YOY strength in Retail and Foodservice; overcoming inflation headwinds; Mexico: Balanced supply / demand; however, margins negatively impacted by seasonal mortality challenges; UK/Europe: Inflation headwinds negatively impacting YOY results; however, sequential profit improvement from Q1 2022.
- SG&A lower than prior year due to significant legal contingency accrual in 2021; partially offset by inclusion of Food Masters in 2022.
- Adjusted Q2 2022 EBITDA reflects portfolio balance, Key Customer strategy, and geographical diversification.

In $MM	U.S.	EU	MX
Net Revenue	2,899.9	1,245.1	486.7
Operating Income	453.2	7.8	51.8
Operating Income Margin	*15.6%*	*0.6%*	*10.6%*

Source: PPC

3

Corn Stocks Set to Decrease Slightly  US corn stocks are set to decrease from 1.51B bushels in the ‘21/22 crop year to 1.47B bushels in the ‘22/23 crop year  Market actions in the coming months are largely dependent on US weather to determine corn supply for the new crop year Source: PPC 4

Soybean Stocks Set to Increase Slightly  US soybean stocks expected to increase slightly in the new crop year  Market relaxes as worst case scenario for Brazil and Argentina soybean production estimates increase  Soybean oil prices have decreased significantly on larger palm oil stocks Source: PPC 5

Fiscal Year 2022 Capital Spending  Strong financial results have enabled us to direct more capital spending towards identified projects with rapid payback and structural improvements.  New strategic and automation projects will support Key Customers’ growth and emphasize our focus on continuing to diversify our portfolio. Capex (US$M) 6Source: PPC

7 Pullet Placements Down 3.9% Y/Y in Q2 2022; Placements Flat YTD 2022 - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2021 2022 5 Yr. Avg.  Trailing 8-Month placements up 2.2% vs. year ago.  No major capacity changes expected in 2022. Intended Pullet Placements Source: USDA

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100  Broiler layer flock down 1.3% YoY in Q2-22.  Eggs/100 up 0.8% YoY in Q2-22. Broiler Layer Flock Declined Y/Y In Q2; Eggs/100 Pacing Above 2021 Levels 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2021 2022 5 Yr. Avg. 8Source: USDA

Hatchery Utilization Maintains Trend Above 2021 Levels Source: Agristats 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2021 2022 4 Yr. Avg. - Excl 2020 9

Egg Sets Above Q2-21 Levels by 0.9%; Hatchability Back in Line With 2021 Source: USDA 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 10

Source: USDA Broiler Placements Grew 0.6% Y/Y as Growth in Egg Sets Aided by Slightly Improved Hatchability 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 11

Source: USDA Industry Head Counts Continue to Shift Away From <4.25 Segment; Increased Counts in Medium Sizes 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 19.4% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 26.4% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.9% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 24.3% 2015 2016 2017 2018 2019 2020 2021 2022 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 12

Source: USDA  Inventories ended June 7% below the 5-year June average.  Breast meat inventories remained 7% below year ago level.  Wings inventories grew in Q2, ending June 31% above the 5-year June average.  Combined dark meat inventories (Drumsticks, Legs, LQ, Thighs, Thigh Meat) are 15% below the 5-year June average.  LQ inventories declined throughout the quarter and only 5% above year ago levels, but 12% below the 5-year June average. 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2021 2022 5 Yr. Avg. Industry Cold Storage Supplies Remain Low Relative to Historical Norms 13

Source: PPC, EMI 133 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 140.00 150.00 160.00 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Ce nt s/ Lb Cutout Value 5 Year Range 2020 2021 2022 5 Yr. Avg. Cutout Trended At New Highs Throughout Q2-22, Experiencing Seasonal Declines Entering Q3-22 14

Source: USDA BSB and Tenders Above Historical Ranges; LQ Pricing Steady While Wings Have Slumped 279.6 75 125 175 225 275 325 375 425 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast NE 5 Year Range 2020 2021 2022 5 Year Average 164.8 120 170 220 270 320 370 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 C en ts /L b USDA Whole Wings NE 5 Year Range 2020 2021 2022 5 Year Average 61.6 15 25 35 45 55 65 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 C en ts /L b USDA Leg Quarters NE 5 Year Range 2020 2021 2022 5 Year Average 351.41 75 125 175 225 275 325 375 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders NE 5 Year Range 2020 2021 2022 5 Year Average 15

WOG Prices Continue At Elevated Levels As Supplies Remain Tight Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 C en ts /L b. EMI WOG 2.5-4.0 LBS 5 Year Range 2020 2021 2022 5 Yr. Avg. 16

APPENDIX 17

Source: PPC Appendix: Reconciliation of Adjusted EBITDA “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) transaction costs related to business acquisitions, (3) costs related to the DOJ agreement and litigation settlements, (4) initial insurance recoveries for Mayfield, Kentucky tornado property damage losses, (5) deconsolidation of subsidiary and (6) net income (loss) attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. 18

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
	(In thousands)			
Net income (loss)	$ 362,021	$ (166,503)	$ 642,581	$ (66,035)
Add:				
Interest expense, net[(a)]	37,102	49,809	72,124	77,777
Income tax expense (benefit)	112,711	(9,812)	187,930	25,546
Depreciation and amortization	99,854	95,728	201,996	182,260
EBITDA	611,688	(30,778)	1,104,631	219,548
Add:				
Foreign currency transaction losses[(b)]	2,758	4,145	14,294	6,659
Transaction costs related to acquisitions[(c)]	255	2,545	972	2,545
DOJ agreement and litigation settlements[(d)]	8,482	395,886	8,982	398,285
Minus:				
Insurance recoveries for Mayfield tornado losses[(e)]		—	3,815	—
Deconsolidation of subsidiary[(f)]	—	—	—	1,131
Net income (loss) attributable to noncontrolling interest	(95)	184	27	444
Adjusted EBITDA	$ 623,278	$ 371,614	$ 1,125,037	$ 625,462

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.

(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and six months ended June 27, 2021 and June 26, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.

(e) This represents initial insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

(f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

19

Appendix: Reconciliation of LTM Adjusted EBITDA

The summary unaudited consolidated income statement data for the twelve months ended June 26, 2022 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 27, 2021 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 26, 2021 and (2) the applicable unaudited consolidated income statement data for the six months ended June 26, 2022.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA
(Unaudited)

	Three Months Ended				LTM Ended
	September 26, 2021	December 26, 2021	March 27, 2022	June 26, 2022	June 26, 2022
			(In thousands)		
Net income	$ 60,835	$ 36,468	$ 280,560	$ 362,021	$ 739,884
Add:					
Interest expense, net	28,589	33,370	35,022	37,102	134,083
Income tax expense	30,385	5,191	75,219	112,711	223,506
Depreciation and amortization	92,076	106,488	102,142	99,854	400,560
EBITDA	211,885	181,517	492,943	611,688	1,498,033
Add:					
Foreign currency transaction losses (gains)	2,359	(18,400)	11,536	2,758	(1,747)
Transaction costs related to acquisitions	6,773	9,540	717	255	17,285
DOJ agreement and litigation settlements	126,000	131,940	500	8,482	266,922
Restructuring activities	—	5,802	—	—	5,802
Hometown Strong commitment	—	1,000	—	—	1,000
Charge for fair value markup of acquired inventory	—	4,974	—	—	4,974
Minus:					
Insurance recoveries for Mayfield tornado losses	—	—	3,815	—	3,815
Net income (loss) attributable to noncontrolling interest	110	(286)	122	(95)	(149)
Adjusted EBITDA	$ 346,907	$ 316,659	$ 501,759	$ 623,278	$ 1,788,603

Source: PPC

20

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
	(In thousands)							
Net income (loss)	$ 362,021	$ (166,503)	$ 642,581	$ (66,035)	7.82 %	(4.58) %	7.24 %	(0.96) %
Add:								
Interest expense, net	37,102	49,809	72,124	77,777	0.80 %	1.37 %	0.81 %	1.13 %
Income tax expense (benefit)	112,711	(9,812)	187,930	25,546	2.43 %	(0.27) %	2.12 %	0.37 %
Depreciation and amortization	99,854	95,728	201,996	182,260	2.15 %	2.63 %	2.27 %	2.63 %
EBITDA	611,688	(30,778)	1,104,631	219,548	13.20 %	(0.85) %	12.44 %	3.17 %
Add:								
Foreign currency transaction losses	2,758	4,145	14,294	6,659	0.05 %	0.11 %	0.16 %	0.09 %
Transaction costs related to business acquisitions	255	2,545	972	2,545	0.01 %	0.07 %	0.01 %	0.04 %
DOJ agreement and litigation settlements	8,482	395,886	8,982	398,285	0.18 %	10.88 %	0.10 %	5.76 %
Minus:								
Insurance recoveries for Mayfield tornado losses	—	—	3,815	—	— %	— %	0.04 %	— %
Deconsolidation of subsidiary	—	—	—	1,131	— %	— %	— %	0.02 %
Net income (loss) attributable to noncontrolling interest	(95)	184	27	444	— %	0.01 %	— %	0.01 %
Adjusted EBITDA	$ 623,278	$ 371,614	$1,125,037	$ 625,462	13.44 %	10.20 %	12.67 %	9.03 %
Net sales	$ 4,631,648	$ 3,637,698	$8,872,043	$6,911,123	$4,631,648	$3,637,698	$8,872,043	$6,911,123

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended June 26, 2022				Three Months Ended June 27, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 308,386	$ 12,111	$ 41,524	$ 362,021	$ (219,155)	$ (11,536)	$ 64,188	$ (166,503)
Add:								
Interest expense (income), net[a]	35,944	454	704	37,102	49,998	408	(597)	49,809
Income tax expense	102,557	(2,085)	12,239	112,711	(64,469)	34,665	19,992	(9,812)
Depreciation and amortization	59,987	33,710	6,157	99,854	63,494	26,130	6,104	95,728
EBITDA	506,874	44,190	60,624	611,688	(170,132)	49,667	89,687	(30,778)
Add:								
Foreign currency transaction losses (gains)[b]	5,272	(1,637)	(877)	2,758	8,821	(905)	(3,771)	4,145
Transaction costs related to acquisitions[c]	255	—	—	255	2,545	—	—	2,545
DOJ agreement and litigation settlements[d]	8,482	—	—	8,482	395,886	—	—	395,886
Minus:								
Net income attributable to noncontrolling interest	—	—	(95)	(95)	—	—	184	184
Adjusted EBITDA	$ 520,883	$ 42,553	$ 59,842	$ 623,278	$ 237,120	$ 48,762	$ 85,732	$ 371,614

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and six months ended June 27, 2021 and June 26, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Six Months Ended June 26, 2022				Six Months Ended June 27, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 542,853	$262	$99,466	$ 642,581	$(178,222)	$1,727	$110,460	$(66,035)
Add:								
Interest expense (income), net[a]	71,310	1,036	(222)	72,124	79,692	623	(2,538)	77,777
Income tax expense	173,415	(11,716)	26,231	187,930	(56,724)	33,580	48,690	25,546
Depreciation and amortization	120,379	69,265	12,352	201,996	118,746	51,197	12,317	182,260
EBITDA	907,957	58,847	137,827	1,104,631	(36,508)	87,127	168,929	219,548
Add:								
Foreign currency transaction losses (gains)[b]	18,573	(1,641)	(2,638)	14,294	3,482	(420)	3,597	6,659
Transaction costs related to acquisitions[c]	847	125	—	972	2,545	—	—	2,545
DOJ agreement & litigation settlements[d]	8,982	—	—	8,982	398,285	—	—	398,285
Minus:								
Insurance recoveries for Mayfield tornado losses	3,815	—	—	3,815	—	—	—	—
Deconsolidation of subsidiary[g]	—	—	—	—	—	1,131	—	1,131
Net income attributable to noncontrolling interest	—	—	27	27	—	—	444	444
Adjusted EBITDA	$ 932,544	$57,331	$ 135,162	$ 1,125,037	$367,804	$85,576	$172,082	$625,462

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and six months ended June 27, 2021 and June 26, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) This represents initial insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

23

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 26, 2022 June 27, 2021 June 26, 2022 June 27, 2021 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ 362,116 $ (166,687) $ 642,554 $ (66,479) Add: Foreign currency transaction losses 2,758 4,145 14,294 6,659 Transaction costs related to acquisitions 255 2,545 972 2,545 DOJ agreement and litigation settlements 8,482 395,886 8,982 398,285 Loss on early extinguishment of debt recognized as a component of interest expense — 24,254 — 24,254 Minus: Insurance recoveries for Mayfield tornado losses — — 3,815 — Deconsolidation of subsidiary — — — 1,131 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 373,611 260,143 662,987 364,133 Net tax impact of adjustments(a) (2,863) (106,323) (5,090) (107,265) Adjusted net income attributable to Pilgrim's $ 370,748 $ 153,820 $ 657,897 $ 256,868 Weighted average diluted shares of common stock outstanding 240,973 243,675 242,637 243,627 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.54 $ 0.63 $ 2.71 $ 1.05 24

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 26, 2022 June 27, 2021 June 26, 2022 June 27, 2021 (In thousands, except per share data) GAAP EPS $ 1.50 $ (0.68) $ 2.65 $ (0.27) Add: Foreign currency transaction losses 0.01 0.02 0.06 0.03 Transaction costs related to acquisitions — 0.01 — 0.01 DOJ agreement and litigation settlements 0.04 1.62 0.04 1.63 Loss on early extinguishment of debt recognized as a component of interest expense — 0.10 — 0.10 Minus: Insurance recoveries for Mayfield tornado losses — — 0.02 — Adjusted EPS before tax impact of adjustments 1.55 1.07 2.73 1.50 Net tax impact of adjustments(a) (0.01) (0.44) (0.02) (0.45) Adjusted EPS $ 1.54 $ 0.63 $ 2.71 $ 1.05 Weighted average diluted shares of common stock outstanding 240,973 243,675 242,637 243,627 25

Source: PPC Appendix: Supplementary Selected Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Six Months Ended June 26, 2022 June 27, 2021 June 26, 2022 June 27, 2021 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,899,879 $ 2,248,470 $ 5,481,087 $ 4,248,029 U.K. and Europe 1,245,052 935,845 2,437,034 1,790,579 Mexico 486,717 453,383 953,922 872,515 Total net sales $ 4,631,648 $ 3,637,698 $ 8,872,043 $ 6,911,123 Sources of cost of sales by geographic region of origin: U.S. $ 2,355,243 $ 2,008,122 $ 4,514,447 $ 3,874,822 U.K. and Europe 1,176,097 885,800 2,329,000 1,702,726 Mexico 423,551 363,549 809,873 692,119 Elimination (14) (14) (28) (28) Total cost of sales $ 3,954,877 $ 3,257,457 $ 7,653,292 $ 6,269,639 Sources of gross profit by geographic region of origin: U.S. $ 544,636 $ 240,348 $ 966,640 $ 373,207 U.K. and Europe 68,955 50,045 108,034 87,853 Mexico 63,166 89,834 144,049 180,396 Elimination 14 14 28 28 Total gross profit $ 676,771 $ 380,241 $ 1,218,751 $ 641,484 Sources of operating income (loss) by geographic region of origin: U.S. $ 453,198 $ (224,171) $ 808,273 $ (156,046) U.K. and Europe 7,848 21,831 (13,792) 32,326 Mexico 51,844 79,195 120,408 159,025 Elimination 14 14 28 28 Total operating income $ 512,904 $ (123,131) $ 914,917 $ 35,333 26